Exhibit 99.1

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE PHOENIX, ARIZONA March 11, 2015

Forward-Looking Statements This communication contains certain “forward-looking statements” about the Company and its subsidiaries, Square 1, and the combined company after the close of the transaction within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, strategies, goals, and projections and including statements about our expectations regarding our profitability and credit trends. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “forecast,” “expect,” “estimate,” “plan,” “continue,” “will,” “should,” “look forward” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. In addition to factors previously disclosed in reports filed by PacWest and Square 1 with the SEC, risks and uncertainties for each institution and the combined institution could differ materially from those contained or implied by such forward-looking statements for a variety of factors, including without limitation: changes in economic or competitive market conditions could negatively impact investment or lending opportunities or product pricing and services; deteriorations in credit and other markets; higher than anticipated loan losses; credit quality deterioration or pronounced and sustained reduction in market values or other economic factors which adversely effect our borrowers’ ability to repay loans and leases; continued or worsening credit losses or charge-offs; higher than anticipated delinquencies and reserves; asset/liability repricing risks and liquidity risks reduces interest margins and the value of investments; higher than anticipated increases in operating expenses; increased costs to manage and sell foreclosed assets; reduced demand for our services due to strategic or regulatory reasons; legislative or regulatory requirements or changes adversely affected the Company’s business, including an increase to capital requirements; the Company’s ability to obtain regulatory approvals, complete future acquisitions, and successfully integrate acquired entities or achieve expected benefits, synergies, and/or operating efficiencies within expected time frames or at all; difficulties and delays in integrating the Company and CapitalSource businesses or fully realizing cost savings and other benefits; lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed Square 1 transaction, including obtaining regulatory approvals and approval by the stockholders of Square 1, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; regulatory approvals may not be received on expected timeframes or at all; the possibility that personnel changes will not proceed as planned; the possibility that the cost of additional capital may be more than expected; the possibility that a change in the interest rate environment may reduce net interest margins; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; and environmental conditions, including natural disasters, may disrupt business, impede operations, or negatively impact the values of collateral securing loans and other risk factors described in documents filed by PacWest with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Presentation Index Company Overview 5 Fourth Quarter Highlights 9 Loans and Leases 14 Credit Quality 19 Deposits 26 Net Interest Margin 29 Controlled Expenses34 Acquisitions .37 CSE38 SQBK.39 Strong Franchise Value. 53 Non-GAAP Measurements 55

Company Overview

Company Overview As of March 6,2015 Commercial bank focused on community banking in the deposit rich Southern California market paired with a national lending platform NASDAQ traded (PACW) with a market capitalization of $4.6 billion (1) Average trading volume of 828,000 shares per day over the last year (1) Dividend: $2.00 per share, 4.40% yield (1) 6th largest publicly-traded bank headquartered in California with total assets of $16.2 billion, loans and leases of $11.9 billion and deposits of $11.8 billion Profitable Growth 4Q net income, adjusted for acquisition, integration, reorganization and severance costs and certain other items, of $68.2 million, or 1.70% ROAA and 15.37% ROATE Industry leading NIM of 5.86% for 4Q14 $6.1 billion of core deposits with total cost of deposits of 34 basis points New loans and leases since 4/7/14 (CapitalSource merger date) of $2.8 billion Net loan and lease growth since 4/7/14 of $840 million, or 10.4% annualized Core deposit growth since 4/7/14 of $0.7 billion Strong credit discipline: NPAs at 1.28% of total loans and leases and foreclosed assets Adjusted efficiency ratio of 42.3% for 4Q14 Experienced acquirer with 27 bank and finance company acquisitions, including 3 FDIC-assisted transactions Analyst coverage: D.A. Davidson & Co., FIG Partners, Friedman Billings Ramsey, Keefe, Bruyette & Woods, RBC Capital Markets, Sandler O’Neill & Partners, Stephens, Sterne Agee, Wunderlich Securities Company Overview and Highlights

Attractive branch network with 80 full service branches 77 in Southern California 3 in San Francisco Bay area Offers a full suite of deposit and business lending products Limited consumer lending offerings Strong focus on cross selling Borrower relationships generally include a deposit account Total cost of deposits at 34 bps for 4Q14 Efficient deposit model with average branch size of $147 million at 4Q14 Loan production of $122 million in 4Q14 at 5.09% yield Diversified by loan type, geography and industry Asset Based Lending Equipment and Lender Finance Cash Flow Lending Technology, Healthcare and Security Commercial Real Estate General, Multifamily, Healthcare and SBA Focus on middle to small market businesses Expertise in niche segments limits new competitors Loan and lease production of $828 million in 4Q14 at 5.76% yield Business Model Community Banking National Lending Company Overview and Highlights

Total Return: January 2010 to January 2015 Company Overview and Highlights Source: SNL Financial and FactSet Research Systems; Market data as of 1/21/2015. Note: KBW Regional Bank Index (KRX) includes 50 institutions with a median market cap of $2.2 billion as of 10/30/2014; median weighted by market capitalization.

Fourth Quarter Highlights

 Adjusted efficiency ratio of 42.3% Average branch size of $147 million Operating expense to average assets of 2.00% Strong Capital Levels Low Efficiency Ratio Loan and Lease Production and Solid Credit Quality Industry Leading Net Interest Margin Net interest margin: 5.86% Core net interest margin: 5.52% Consolidated tangible common equity ratio of 12.20% Tier 1 RBC and Total RBC ratios of 13.16% and 16.07% Tangible book value per share of $17.17 Loan and lease production of $950 million Organic loan and lease growth of $308 million, or 10.6% annualized NPA ratio, excluding PCI loans, of 1.09% versus 1.15% in prior quarter Non-PCI credit loss allowance of 0.66% and adjusted credit loss allowance of 1.98% (1) Non-PCI charge-off rate of 2 bps for trailing twelve months Fourth Quarter Highlights Robust Core Earnings Adjusted net income of $68.2 million Adjusted EPS of $0.66 Adjusted ROAA and ROATE of 1.70% and 15.37% Adds back the unamortized discount on Non-PCI loans to the loan balance and the allowance for credit losses (see page 23 for calculation). Highlights Total cost of deposits: 34 bps $129 million organic core deposit growth Core deposit growth includes $72 million from CapitalSource Division borrowers ($265 million since the acquisition date) Low Cost Deposit Base

Financial Highlights Acquisition, integration, reorganization and severance costs and certain other items have been excluded from net earnings, noninterest income, and noninterest expense to calculate these amounts and ratios. See “Non-GAAP Measurements” slides. Excludes accelerated accretion of acquisition discounts resulting from early acquired loan payoffs. Highlights ? (Dollars in thousands) 4Q '14 3Q '14 Q / Q Annualized Total Assets 16,234,800 $ 15,938,345 $ 2% 7% Total Non-PCI Loans and Leases 11,613,832 $ 11,239,964 $ 3% 13% Total Deposits 11,755,128 $ 11,523,437 $ 2% 8% Core Deposits 6,135,577 $ 6,006,958 $ 2% 9% Adjusted Net Earnings (1) 68,200 $ 67,235 $ 1% 6% Adjusted ROAA (1) 1.70% 1.70% - Adjusted ROATE (1) 15.37% 15.50% -0.13 Tangible Common Equity Ratio 12.20% 12.24% -0.04 Tangible Book Value Per Share 17.17 $ 16.86 $ 2% Core Net Interest Margin (2) 5.52% 5.64% -0.12 Adjusted Efficiency Ratio (1) 42.3% 43.4% -1.10

Solid Earnings Track Record * See “Non-GAAP Measurements” slide. Highlights PacWest Bancorp ($ in Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Adjusted Net Earnings * 22.8 $ 19.1 $ 22.8 $ 24.6 $ 15.5 $ 18.9 $ 19.2 $ 22.2 $ 22.6 $ 63.8 $ 67.2 $ 68.2 $ Net Earnings 5.3 $ 15.6 $ 16.1 $ 19.9 $ 13.5 $ 4.3 $ 24.2 $ 3.1 $ 25.1 $ 10.6 $ 62.3 $ 71.0 $

Solid Capital Position – 4Q14 Source: SNL Financial Highlights

Loans and Leases

Diversified Loan and Lease Portfolio Loans and Leases As of Dec. 31, 2014 (1) Net of deferred fees and costs Healthcare Asset Based, 1% Equipment Finance, 8% Lender Finance & Timeshare, 12% Other Asset Based, 6% General Cash Flow, 5% Technology, 7% Healthcare, 5% Security, 3% Professional Practice, 1% Commercial Real Estate, 26% Multifamily, 7% Construction and Land, 2% Residential Real Estate, 2% Healthcare Real Estate, 9% Small Business, 4% Consumer, 1% ($ in millions) $ Mix Healthcare Asset Based 158 $ 1% Equipment Finance 970 8% Lender Finance & Timeshare 1,456 12% Other Asset Based 711 6% Total Asset Based 3,295 28% General Cash Flow 634 5% Technology 844 7% Healthcare 642 5% Security 405 3% Professional Practice 93 1% Total Cash Flow 2,618 22% Commercial Real Estate 3,064 26% Multifamily 789 7% Construction and Land 314 2% Residential Real Estate 221 2% Healthcare Real Estate 1,051 9% Small Business 428 4% Total Real Estate 5,867 49% Consumer 102 1% Total Loans 11,882 $ 100% 12/31/2014

Loan Production of $950 Million in 4Q14 $693 $880 $845 $880 $726 ($ in millions) $881 Loans and Leases $975 $950

Originations By Industry / Loan Type Loans and Leases Q4'14 Q3'14 Q2'14 Healthcare Asset Based 5,960 $ - $ 6,125 $ Equipment Finance 133,675 67,926 141,505 Lender Finance and Timeshare 105,322 68,851 98,651 Other Asset Based 53,589 88,976 49,425 General Cash Flow 97,120 76,516 66,888 Technology Cash Flow 126,030 99,570 130,680 Healthcare Cash Flow 76,578 134,568 52,312 Security Cash Flow 38,539 8,069 3,477 Commercial Real Estate 204,172 298,483 138,433 Multifamily and Residential 13,929 3,082 58,964 Construction and Land 22,294 13,580 31,118 Healthcare Real Estate 41,850 53,889 76,400 Small Business 31,126 10,111 25,616 Consumer 201 51,037 1,686 Total 950,385 $ 974,658 $ 881,281 $ ($ in thousands)

4Q14 Loan Rollforward by Segment Loans and Leases Community National Banking Lending Total Beginning balance 3,482,125 $ 8,092,760 $ 11,574,885 $ Loans and leases originated and purchased 121,817 828,568 950,385 Existing loans and leases: Principal repayments, net (181,219) (439,580) (620,799) Loan and lease sales (6,246) (142) (6,388) Transfers to foreclosed assets (9,139) - (9,139) Charge-offs (6,209) (303) (6,512) Ending balance 3,401,129 $ 8,481,303 $ 11,882,432 $ Weighted average rate of 4Q'14 originations 5.09% 5.76% 5.67% Weighted average rate of 3Q'14 originations 4.73% 5.56% 5.34% Weighted average rate of 2Q'14 originations 4.98% 5.86% 5.71% (In thousands)

Credit Quality

Non-PCI Credit Quality Classified loans and leases are those with a credit risk rating of substandard or doubtful Allowance for credit losses includes allowance for loan and lease losses and reserves for unfunded commitments Includes the remaining unamortized discount related to acquired loans (see page 23 for calculation) Credit Quality 4Q '14 3Q '14 2Q '14 1Q '14 Nonaccrual Loans $ 83,621 88,948 96,802 58,121 As a % of Loans and Leases % 0.72% 0.80% 0.90% 1.52% Nonperforming Assets $ 127,342 129,472 150,623 104,991 As a % of Total Assets % 0.78% 0.82% 0.96% 1.61% Classified Loans and Leases (1) $ 242,611 260,986 304,627 150,517 As a % of Loans and Leases % 2.09% 2.32% 2.82% 3.93% Credit Loss Provision $ 2,729 2,753 5,000 - As a % of Average Loans and Leases % 0.02% 0.02% 0.05% 0.00% TTM Charge-off $ 1,531 6,556 2,558 4,941 As a % of Average Loans and Leases % 0.02% 0.09% 0.05% 0.13% Allowance for Credit Losses (ACL) (2) $ 76,767 68,997 72,367 66,955 As a % of Loans and Leases % 0.66% 0.61% 0.67% 1.75% Adjusted ACL (3) $ 233,195 248,421 269,316 98,562 As a % of Adjusted Loans and Leases (3) % 1.98% 2.18% 2.45% 2.55% Adjusted ACL / NPL % 278.86% 279.29% 278.21% 169.58% (Dollars in thousands)

Credit Quality Key Credit Trends Non-PCI ACL / Covered Loans Non-PCI Loans ($ in millions) 2.46% 2.35% 2.41% $598 $581 $543 $512 $511 1.73% 1.75% $448 1.78% 1.72% $398 $374 $199 0.67% 0.61% 0.66% $168 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2012 2012 2013 2013 2013 2013 2014 2014 2014 2014 2012 2012 2013 2013 2013 2013 2014 2014 2014 2014 Non-Accrual Loans / Non-PCI NPAs / Non-PCI Loans Loans and Foreclosed 1.40% Assets 1.22% 1.17% 1.21% 1.08% 1.16% 1.16% 1.08% 1.01% 0.92% 3.27% 3.14% 3.17% 2.91% 2.67% 2.98% 2.81% 1.39% 1.15% 1.09% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2012 2012 2013 2013 2013 2013 2014 2014 2014 2014 2012 2012 2013 2013 2013 2013 2014 2014 2014 2014 Sandler O’Neill West Coast Financial p. 20

Non-Accrual Loan and Lease Detail Credit Quality Balance % of Loan Category Balance % of Loan Category December 31, 2014 Balance September 30, 2014 Balance Real estate mortgage: Hospitality 6,366 $ 1% 6,451 $ 1% - $ - $ SBA 11,141 3% 7,483 2% 3,339 529 Other 20,105 - 26,575 1% 4,769 4,014 Total real estate mortgage 37,612 1% 40,509 1% 8,108 4,543 Real estate construction: Residential 381 - 925 1% - - Commercial 1,178 1% 2,703 1% - 1,190 Total real estate construction 1,559 1% 3,628 1% - 1,190 Commercial: Collateralized 5,450 1% 5,165 1% 93 - Unsecured 639 - 226 - 69 1 Asset-based 4,574 - 5,003 - - - Cash Flow 15,964 1% 15,958 1% - - Equipment finance 11,131 1% 12,885 1% 2,339 - SBA 3,207 7% 2,039 5% 26 - Total commercial 40,965 1% 41,276 1% 2,527 1 Consumer 3,485 2% 3,535 3% 50 165 Total Non-PCI loans and leases 83,621 $ 1% 88,948 $ 1% 10,685 $ 5,899 $ Note: At December 31, 2014, we had 50 outstanding loan and lease relationships totaling $295.0 million to borrowers broadly involved in the energy industry. The obligors under these loans and leases either conduct mining, quarrying, oil and gas extraction or provide industrial support services to such types of businesses. The collateral for these loans and leases primarily includes equipment, such as drilling and mining equipment and transportation vehicles, used directly and indirectly in these activities. At December 31, 2014, four of these loans totaling $6.8 million were on nonaccrual status. These loans and leases are subject to our normal review procedures and allowance for credit losses methodology. (Dollars in thousands) December 31, 2014 Nonaccrual Loans and Leases September 30, 2014 Accruing and 30 -89 Days Past Due

10 Largest Non-PCI Nonaccrual Loans Credit Quality New nonaccrual in fourth quarter of 2014 December 31, 2014 Nonaccrual Amount Description (In thousands) 15,346 $ Two healthcare cash flow loans secured by enterprise value. Borrower is current on principal and interest payments, but leverage has increased due a decline in performance. 6,366 Two loans, each secured by a hotel in San Diego County. The borrower is paying according to the restructured terms of each loan. 4,436 Asset based loan secured by consumer sales installment contracts. Although operating performance of the borrower has declined, loan payments have remained current and the loan is fully secured by performing receivables. 4,141 Equipment loans secured by equipment used for coal production. Borrower is current on principal and interest payments but operating performance has declined. 3,634 SBA 7(a) loan secured by a franchise restaurant in Colorado. Loan is supported by a 75% SBA guarantee on the Bank's balance. (1) 3,484 Two loans secured by 19 properties located predominantly in San Luis Obispo County. Collateral consists of five undeveloped residential properties, two single family residences, two commercial buildings, and 10 undeveloped commercial properties. 3,154 Loan secured by an industrial building in Santa Barbara County. 2,621 Two loans that are both unsecured. The borrower is paying according to the restructured terms of each loan. 2,214 Two equipment leases secured by the inventory management system of a specialty retailer. Lease payments are current. 2,142 Equipment leases secured by coal mining equipment. Borrower is current on lease payments. 47,538 $ Total

Allowance for Non-PCI Credit Losses - Adjusted GAAP Accounting Distorts the ACL Ratio – When Unamortized Purchase Discount is Added Back, the Adjusted Non-PCI ACL is 1.98% Credit Quality Unamortized purchase discount relates to acquired loans and is assigned specifically to those loans only. Such discount represents the acquisition date fair value adjustment based on market, liquidity and interest rate risk in addition to credit risk and is being accreted to interest income over the remaining life of the respective loans. 4Q '14 3Q '14 2Q '14 Loan balance - Non-PCI - HFI 11,605,056 $ 11,239,964 $ 10,802,053 $ Allowance for credit losses 76,767 $ 68,997 $ 72,367 $ Reported Non-PCI ACL Ratio 0.66% 0.61% 0.67% Allowance Ratio Adjusted to Add Back Unamortized Purchase Discount Loan balance 11,605,056 $ 11,239,964 $ 10,802,053 $ Add: Unamortized purchase discount 156,428 179,424 196,949 Adjusted loan balance 11,761,484 $ 11,419,388 $ 10,999,002 $ Allowance for credit losses 76,767 $ 68,997 $ 72,367 $ Add: Unamortized purchase discount (1) 156,428 179,424 196,949 Adjusted allowance for credit losses 233,195 $ 248,421 $ 269,316 $ Adjusted Non-PCI credit risk coverage ratio 1.98% 2.18% 2.45% Allowance Ratio for Originated Non-PCI Loans Originated Non-PCI loans 5,042,789 $ 4,200,445 $ 3,474,512 $ Allowance for loan losses 66,272 $ 60,046 $ 65,127 $ ALLL ratio 1.31% 1.43% 1.87% (Dollars in thousands)

Transformed in 2008 and 2009 During 2008 and 2009, in the midst of an economic downturn and while CapitalSource was transforming from a Finance Company to a Bank, the following changes in lending practices were implemented: Expanded lending efforts: Timeshare Healthcare real estate Technology cash flow Loans to home and commercial security monitoring companies Added new lending lines: Equipment finance Small business lending (SBA) Multifamily Reduced risk by: Discontinuing lending on real estate with insufficient in-place cash flow at closing, including repositioned assets. Limiting construction lending and eliminating land-secured loans Eliminating mezzanine or second lien lending on real estate Curtailing general cash flow lending and focusing on specific cash flow industry niches. Eliminating cash flow lending to media companies, and curtailing cash flow lending to retailers. Overview of Legacy CapitalSource Lending Practices Credit Quality

Deposits

Deposit Detail Deposits % of 4Q14 % of 3Q14 Deposit Category Amount Total Rate Amount Total Rate Noninterest-bearing demand deposits 2,931,352 $ 25% 0.00% 2,842,488 $ 25% 0.00% Interest checking deposits 732,196 6% 0.11% 683,014 6% 0.06% Money market deposits 1,709,068 15% 0.21% 1,721,563 15% 0.21% Savings deposits 762,961 6% 0.30% 759,893 6% 0.30% Total core deposits 6,135,577 52% 0.11% 6,006,958 52% 0.11% Brokered non-maturity deposits 120,613 1% 0.12% - - 0.00% Total non-maturity deposits 6,256,190 53% 0.11% 6,006,958 52% 0.11% Time deposits under $100,000 2,467,338 21% 0.63% 2,267,013 20% 0.61% Time deposits of $100,000 and over 3,031,600 26% 0.54% 3,249,466 28% 0.40% Total time deposits 5,498,938 47% 0.60% 5,516,479 48% 0.51% Total deposits 11,755,128 $ 100% 0.34% 11,523,437 $ 100% 0.30% December 31, 2014 September 30, 2014 (Dollars in thousands)

Deposit Portfolio Deposits ($ in Billions) Cost Balance Time Deposits Time Deposits Total Estimated Under $100,000 Time Contractual Effective Time Deposit Maturities $100,000 Or More Deposits Rate Rate Due in three months or less 618,024 $ 767,160 $ 1,385,184 $ 0.70% 0.61% Due in over three months through six months 608,290 700,199 1,308,489 0.70% 0.64% Due in over six months through twelve months 1,007,390 1,257,397 2,264,787 0.75% 0.71% Due in over 12 months through 24 months 176,125 248,533 424,658 1.01% 0.88% Due in over 24 months 57,509 58,311 115,820 0.95% 0.70% Total 2,467,338 $ (1) 3,031,600 $ 5,498,938 $ 0.75% 0.69% (1) December 31, 2014 Includes brokered deposits of $593mm with a final maturity in August 2015 and a weighted-average cost of 0.52%.

Net Interest Margin

Industry Leading Net Interest Margin Core NIM Excludes Accelerated Discount Accretion due to Early Payoff of Acquired Loans Source: SNL Financial Net Interest Margin

Disciplined and Diversified Lending Produces Higher Loan Yields Core Loan Yield Excludes Accelerated Discount Accretion from Early Payoff of Acquired Loans Source: SNL Financial Net Interest Margin

Deposit Franchise with a 34 Basis Point Cost Purchase accounting discount accretion on deposits reduced the cost of deposits by 7 bps (1) Source: SNL Financial Net Interest Margin

Effect of Purchase Accounting on NIM Net Interest Margin Impact on Impact on Amount NIM Amount NIM (Dollars in thousands) Net interest income/NIM as reported 194,983 $ 5.86% 188,846 $ 5.78% Less: Accelerated accretion of acquisition discounts from early acquired loan payoffs (11,421) (0.34)% (4,501) (0.14)% Remaining accretion of Non-PCI loan acquisition discounts (13,073) (0.39)% (15,072) (0.46)% Amortization of TruPS discount 1,401 0.04% 1,402 0.04% Accretion of time deposits premium (2,469) (0.07)% (5,081) (0.16)% (25,562) (0.76)% (23,252) (0.72)% Net interest income/NIM excluding purchase accounting 169,421 $ 5.10% 165,594 $ 5.06% Three Months Ended Three Months Ended December 31, 2014 September 30, 2014

Controlled Expenses

Efficiency Ratio Trend As part of the adjusted efficiency ratio calculation, adjusted net revenues exclude FDIC loss sharing expense, accelerated discount accretion resulting from the early payoff of acquired loans and gain on sale of assets, and adjusted noninterest expense excludes covered OREO expenses, acquisition, integration, reorganization and severance costs, accelerated vesting of restricted stock, and debt termination expenses. Focus and Execution Drive Efficiency Source: SNL Financial Controlled Expenses

Efficiency Ratios Average Branch Size ($-M) Focus and Execution Drive Efficiency * The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** Adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source Controlled Expenses

Acquisitions

Asset Generation Capability In-Market Consolidation Strong Core Deposit Base Similar Strategic Focus Key Drivers of Accretion: Cost Savings Customer Retention Margin Improvement Acquisition Strategy Market Expansion Acquisitions

The CapitalSource Merger Acquisitions Created the 6th largest publicly-owned bank headquartered in CA Merger closed on April 7, 2014 – systems were converted and 13 overlapping branches closed on April 12, 2014 Continues PACW’s growth as a highly profitable business-focused bank with excellent credit quality Improved loan diversification with broadened middle-market reach with top funding and lending teams drawn from each firm to produce a national lending platform The resulting banking franchise has the capital resources, scale, management team and financial strength necessary to thrive in the current competitive environment

SQUARE 1 OVERVIEW Square 1 was founded in 2005 with a focus on creating a bank tailored to the needs of entrepreneurs and their investors Initial public offering occurred on March 27, 2014 at $18.00 per share Square 1 is headquartered in Durham, North Carolina and currently has 13 locations in the U.S Square 1 is organized in five banking groups: Square Roots (Pre-VC): a program dedicated to helping pre venture companies and early stage entrepreneurs Technology: the group focuses on serving the financial needs of the economy’s most innovative verticals (software, hardware, internet) Life Sciences: specialized national practice within Square 1 dedicated to serve high growth companies in the medical devices, healthcare, biotech, and healthcare services spaces Venture Capital Services: the team brings a deep understanding of how a venture capital firm operates and has the sole purpose of meeting the unique banking needs of a venture capital firm SBA + USDA Lending: the Specialty Lending team offers a variety of government-sponsored loan solutions by leveraging its expertise in Small Business Administration (SBA) and USDA lending Products and services: Asset Based Lending: provides companies with greater access to capital by using receivables and inventory as collateral for a line of credit Treasury Management: provides solutions such as credit cards, collection, disbursement, liquidity management, and online banking International: provides products and services for entrepreneurs and venture backed companies to make entry into the global economy smooth and easy: foreign exchange, global trade and correspondent banking Square 1 Asset Management (registered investment advisor): Cash management solution designed for corporations and their institutional investors Focused on delivering zero principal loss and on-demand liquidity for all clients Seattle, WA Menlo Park, CA San Diego, CA Los Angeles, CA Denver, CO Austin, TX Chevy Chase, MD New York, NY Waltham, MA San Francisco, CA Orange County, CA Campbell, CA

2004: On August 8, founders Richard and Susan Casey decide to create the first bank run by entrepreneurs and focused on entrepreneurs: Square 1 Financial, Inc. (“Square 1” or the “Company”), a full service venture bank 2005: On May 1, Square 1 raised $105 million in a private placement, the second largest capital raise for a bank in U.S. history at that time On July 4, all regulatory approvals are received On August 8, the Company officially launched with six offices in Austin, Boston, Durham, San Diego, Seattle and Silicon Valley On November 8 and December 8, Square 1 opened Washington DC and NY offices respectively 2008: On January 2, Square 1 opened an office in Boulder, Colorado On July 1, the Company achieves $1 billion in deposits 2009: On March 16, Square 1 launches a new business unit, Asset Based Lending; the unit’s goal is to provide high growth companies with greater access to capital by tapping into their accounts receivable and inventory On November 20, the company achieves $1 billion in commitments 2010: On May 21, the Company closes on a $48.5 million capital raise in order to help accelerate its growth; investors were Patriot Financial Partners and Castle Creek Capital On September 24, Square 1 launches an alternative financing group, Square 1 Specialty Lending, to offer Small Business Administration (SBA) and USDA financing for those seeking to secure credit with a fast closing 2011: On March 23, Square 1 appoints Doug Bowers as President and Chief Executive Officer On May 5, Square 1 reaches 1,000 clients In November, hired Sam Bhaumik, formerly with Hercules Technology Growth Capital, as EVP – Head of Silicon Valley Banking SQUARE 1 TIMELINE OF KEY EVENTS 2005 2004 2006 2007 2008 2009 2010 2011 2006: On October 8, Square 1 reaches 275 customers, 75 more than the original goal of 200 On October 31, the Company hits profitability after only 15 months since opening On December 31, the Company reaches $0.5 billion in total assets 2007: On July 4, Square 1 achieves $223 million in loans, $615 million in deposits and over 500 clients On August 1, Square 1 Ventures is founded as a subsidiary of Square 1 Financial to manage a series of Venture Capital Fund-of-Funds On December 1, Square 1 opened the Los Angeles office 2012: On August 14, Patrick Oakes is appointed to serve as Executive Vice President and CFO On October 1, Square 1 announced that it has raised $20.6 million through a private placement of its common stock sold to existing institutional shareholders On October 15, Square 1 appointed Diane Earle as Chief Credit Officer On November 19, Square 1 announced that Dr. Seth Rudnick has joined the Board of Directors 2012 2013 2013: On April 4, Square 1 announced the launch of Square 1 Asset Management, a registered investment advisor. Adam Dean, who was co-founder and president of SVB Asset Management, would lead the Square 1 Asset Management division In December, acquired Sand Hill Finance, an A/R factoring business Rob Usdan joined the Board of Directors Opened LPO in San Francisco 2014 2014: On March 26, Square 1 announced the pricing of its initial public offering at $18.00 per share, and shares began trading on the NASDAQ under the symbol “SQBK” Hired Frank Tower (founding partner of venture debt firm Gold Hill Capital) as EVP and head of Banking East Opened LPO in Minneapolis

Square 1 Loan and Deposit Growth Loan Growth Organic growth across all business lines Growth in loans tied to deeper coverage in key markets and increase in brand awareness Funded by continued success in growing low cost deposits Compound Annual Loan Growth Rate of 29% since 2010 Deposit Growth Growth in deposits is tied to growth in client base and strong venture capital funding environment Average annual deposit growth of 19% since 2011 Compound Annual Deposit Growth Rate (including Client Investment Funds) of 25% since 2010 CAGR: 29% CAGR (including Client Investment Funds): 25%

Square 1 Operating Metrics Source: SNL Financial and company filings (1) Adjusted ROAA excludes realized loss on securities 7.02 6.94 6.77 6.34 6.32 4.22 4.02 4.14 3.91 4.06 2010Y 2011Y 2012Y 2013Y 2014Y Loan Yield (%) NIM (%) 0.11 0.06 0.03 0.04 0.02 2010Y 2011Y 2012Y 2013Y 2014Y Deposit COF (%) 0.42 0.68 0.84 1.06 1.25 2010Y 2011Y 2012Y 2013Y 2014Y Adj ROAA (%) (1)

The Match-Up Highly Valued Business Model: California commercial bank Proven track record of generating core deposits National lending platform Robust loan and lease generation engine Outstanding track record of performance Experienced acquiror Current Priorities: Replace CDs from CapitalSource acquisition with core deposits Add highly-valued business lines Continue earnings growth and industry leading returns Highly Valued Business Model: Commercial bank focusing on technology with entrepreneurs nationwide Outstanding core deposit base High growth loan portfolio Success since launch in 2005 Meets PacWest Priorities: Accelerates replacement of CapitalSource CDs with core deposits New high-margin nationwide commercial business line Supports continued earnings growth through balance sheet improvement

Square 1 Transaction Rationale Reduced reliance on higher-cost CDs Enhanced balance sheet liquidity ratios Better positioned for rising rates Improves Deposit and Liquidity Position Seasoned management team with an extensive network and a proven track record Bankers adding valuable industry experience within niche banking areas are expected to remain with the combined company Enhances Loan Growth and Product Diversification Preserves Senior Management within Business Lines Strong historical loan growth Supplements existing specialty lending practices with focus on venture-backed technology and science companies Loan portfolio diversified across industry, stage, geography and size Contributes additional sources of fee income Attractive returns (ROAA, ROATCE) at levels above peers are expected to continue All stock transaction preserves capital ratios with minimal impact High growth loan portfolio with track record of strong performance through and after the financial crisis Compelling Financial Metrics

Square 1 Transaction Metrics Per Share Price: $27.49 per share Transaction Value: $849 million in aggregate Consideration Mix: 100% PacWest Common Stock Cash for outstanding options, warrants, RSUs Fixed Exchange Ratio: 0.5997x Assumed Closing: 4Q15 Transaction Summary Capital Ratios at Close TCE / TA ratio of 11.5% Price / 2015E EPS(1): 22.0x Price / Tangible Book Value: 2.63x Core Deposit Premium(2): 14.2% Transaction Valuation 2016E EPS Impact(1): < 1% Dilutive 2017E EPS Impact(1): 0% Pro Forma TBV / Share Dilution at Close(3): < 2% IRR(4): > 15.0% PACW Financial Impact Note: Market data as of February 27, 2015 Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PacWest nor Square 1 endorse the IBES estimates or publish financial guidance. Actual results may differ materially Core deposits are defined as total deposits (including an estimated $1.1bn Client Investment Funds moving on balance sheet) less time deposits Includes restructuring charges Assumes a 9.0% TCE / TA threshold and 15.0x forward P/E exit multiple

Additional Information About the Square 1 Merger Cost savings equal to 20% of Square 1 operating expense base ($13.9mm pre-tax) realized in 2016 Pre-tax restructuring charge and transaction costs equal to $33.0mm ($21.9mm after-tax) Cost Savings / Restructuring Charge Other Assumed closing in 4Q15 40% tax rate Approximately $1.1bn of Square 1’s $1.4bn Client Investment Funds (“CIF”) pool used to replace PACW time deposits Savings of ~50 basis points pre-tax on CIF used to replace time deposits Funding Synergies $17 million loan write-down(1) (includes $8mm accretable discount over 4-year life) $6mm securities write-up (premium amortized over 2-year life) CDI equal to $18mm (amortized over 7-year life) Fair Value Marks - Net Earnings Impact Comprised of $23mm credit mark (existing ALLL) offset by $6mm premium for interest rate mark

Pro Forma Loan and Deposit Composition Source: Company filings (1) Includes $1.1 billion of Client Investment Funds moving on balance sheet as MMDA deposits (1) (1) Total Deposits = $15.6 bn PACW Square 1 Pro Forma Gross Loans = $11.9 bn Gross Loans = $1.3 bn Gross Loans = $13.2 bn Total Deposits = $11.8 bn Total Deposits & CIF = $4.2 bn Technology, 7% Healthcare, 5% SBA, 4% Lender Finance , 12% Consumer, 1% Construction 3% Comm. RE, 26% Multifamily, 7% Residential RE, 2% Healthcare RE, 9% Professional Practice, 1% Security, 3% General Cash Flow, 5% Other ABL, 6% Healthcare ABL, 1% Equip Finance, 8% Technology, 47% Life Sciences, 21% SBA & USDA, 3% Other Comm., 1% Construction <1% Real Estate, 3% Asset Based, 13% VC / PE, 13% Technology, 11% Life Sciences, 2% SBA RE, 3% Other C&I, 40% Consumer & Other, 1% Construction ,2% Comm. RE, 23% Multifamily RE, 6% Residential RE, 2% Healthcare RE, 8% VC / PE, 1% Savings, 6% MMDA, 15% Interest Checking, 6% Brokered Deposits, 1% Non. Int. Bearing, 25% Time Deposits, 47% MMDA, 20% Interest Checking, 2% Non. Int. Bearing, 44% Time Deposits, <1% Client Investment Funds, 34% Savings, 5% MMDA, 23% Interest Checking, 5% Brokered Deposits, 1% Non. Int. Bearing, 31% Time Deposits, 35%

Asset Sensitivity Increases

Pro Forma Capital Ratios Capital ratios are based on applying the 2015 Basel III phase in rules Pro Forma PacWest With Consolidated Capital Ratios Standalone Square 1 Tier 1 Common Equity Ratio 12.3% 12.6% Tier 1 Risk-Based Capital Ratio 12.3% 12.6% Total Risk-Based Capital Ratio 15.9% 15.7% Tier 1 Leverage Ratio 11.9% 11.1% Tangible Common Equity Ratio 12.2% 11.5% At December 31, 2014

12/31/2014 Pro Forma Balance Sheet $6mm write-up of securities. $23mm loan credit mark and $6mm loan rate write-up. Elimination of Square 1’s loan loss reserves. Reduction of deferred tax asset related to mark-to-market adjustments. $41K time deposit write-down. $36mm cash out of equity awards and $22mm after-tax restructuring charge. Elimination of Square 1’s intangibles. Elimination of Square 1’s equity and $22mm after-tax restructuring charge. $7mm deferred tax asset reduction related to core deposit intangible. $5mm deferred tax asset increase related to tax credit adjustment for RSU expense. Core deposit intangible. $813mm equity issued and $5mm tax credit adjustment for RSU expense. Standalone 12/31/14 Adjusted Purchase Accounting Pro PacWest Square 1 MTM Square 1 Eliminations Additions Forma Assets: Cash and Securities $1,921.0 $1,683.1 $6.0 $1,689.1 ($57.9) $0.0 $3,552.2 Gross Loans 11,882.4 1,346.4 (16.8) 1,329.6 0.0 0.0 13,212.1 Loan Loss Reserve (84.5) (22.9) 22.9 0.0 0.0 0.0 (84.5) Net Loans 11,798.0 1,323.5 6.1 1,329.6 0.0 0.0 13,127.6 Other Tangible Assets 778.1 87.8 (4.9) 82.9 0.0 (2.4) 858.7 Total Tangible Assets 14,497.1 3,094.5 7.2 3,101.7 (57.9) (2.4) 17,538.5 Goodwill 1,720.5 0.0 0.0 0.0 0.0 528.6 2,249.1 Other Intangibles 17.2 0.4 0.0 0.4 (0.4) 18.0 35.2 Intangible Assets 1,737.7 0.4 0.0 0.4 (0.4) 546.6 2,284.3 Assets $16,234.8 $3,094.9 $7.2 $3,102.1 ($58.3) $544.2 $19,822.8 Liabilities & Shareholders' Equity: Deposits $11,755.1 $2,776.6 ($0.0) $2,776.5 $0.0 $0.0 $14,531.6 Borrowings 817.0 0.0 0.0 0.0 0.0 0.0 817.0 Other Liabilities 156.3 15.6 0.0 15.6 0.0 0.0 171.9 Liabilities and Borrowings 12,728.4 2,792.2 (0.0) 2,792.1 0.0 0.0 15,520.5 Common Equity 3,506.4 302.7 7.3 310.0 (331.9) 817.8 4,302.3 Liabilities & Shareholders' Equity $16,234.8 $3,094.9 $7.2 $3,102.1 ($331.9) $817.8 $19,822.8 (1) (2) (4) (3) (5) (6) (7) (8) (9) (10) (11)

Conclusion Adds a highly liquid balance sheet with a very low all-in cost of funds at 2 bps Additional $1.4 billion pool of low-cost deposits available from Client Investment Funds Diversifies PACW’s nationwide lending platform across high growth venture capital and life science business lines Portfolio with 29% compound annual growth since 2010 Established track record of strong asset quality SQBK has an attractive profitability profile (1.25% 2014 ROAA) with ability for improved returns in a rising rate environment Variable rate loans comprise 92% of Square 1’s loan portfolio Non-interest bearing deposits represent 67% of total on-balance sheet deposits Enhances PACW franchise through a team of seasoned bankers with extensive expertise in lending to venture backed companies

Strong Franchise Value

Attractive Southern California Footprint Strong Franchise Value

Source: SNL Financial California Public Banks and Thrifts Strong Franchise Value Rank Company Name Ticker Assets ($000) 1 Wells Fargo & Company WFC 1,687,155,000 $ 2 First Republic Bank FRC 48,353,330 3 SVB Financial Group SIVB 36,041,007 4 City National Corporation CYN 32,610,363 5 East West Bancorp, Inc. EWBC 28,738,049 6 PacWest Bancorp PACW 16,234,800 $ 7 Cathay General Bancorp CATY 11,511,846 8 CVB Financial Corp. CVBF 7,377,920 9 BBCN Bancorp, Inc. BBCN 6,927,806 10 Farmers & Merchants Bank of Long Beach FMBL 5,580,725 11 Westamerica Bancorporation WABC 5,035,724 12 BofI Holding, Inc. BOFI 4,824,863 13 Opus Bank OPB 4,722,225 14 Banc of California, Inc. BANC 4,537,996 15 Hanmi Financial Corporation HAFC 4,228,332 16 Wilshire Bancorp, Inc. WIBC 3,935,798 17 Community Bank CYHT 3,501,969 18 Mechanics Bank MCHB 3,345,334 19 TriCo Bancshares TCBK 2,794,943 20 1867 Western Financial Corporation WFCL 2,311,670 21 Farmers & Merchants Bancorp FMCB 2,197,669 22 Pacific Premier Bancorp, Inc. PPBI 2,038,897 23 Preferred Bank PFBC 2,054,154 24 Bank of Marin Bancorp BMRC 1,802,657 25 Exchange Bank EXSR 1,786,097 26 Bridge Capital Holdings BBNK 1,760,107 27 Heritage Oaks Bancorp HEOP 1,716,224 28 Heritage Commerce Corp HTBK 1,558,314 29 Sierra Bancorp BSRR 1,637,320 30 American Business Bank AMBZ 1,475,841 As of December 31, 2014

Non-GAAP Measurements The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The tables on the following slides present reconciliations of non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios.

Adjusted Efficiency Ratio Non-GAAP Measurements December 31, September 30, June 30, March 31, December 31, December 31, Adjusted Efficiency Ratio 2014 2014 2014 2014 2013 2014 2013 (Dollars in thousands) Noninterest expense 92,340 $ 95,629 $ 169,906 $ 50,869 $ 66,088 $ 408,744 $ 230,687 $ Less: Acquisition, integration, reorganization and severance costs 7,381 5,193 86,242 2,200 16,673 101,016 40,812 Covered OREO expense (income), net 176 452 (185) (1,615) (594) (1,172) (1,833) Adjusted noninterest expense 84,783 $ 89,984 $ 83,849 $ 50,284 $ 50,009 $ 308,900 $ 191,708 $ Net interest income 194,983 $ 188,846 $ 192,533 $ 86,015 $ 81,258 $ 662,377 $ 297,713 $ Noninterest income 12,703 16,314 8,479 4,691 (3,926) 42,187 4,244 Net revenues 207,686 205,160 201,012 90,706 77,332 704,564 301,957 Less: FDIC loss sharing expense, net (4,360) (7,415) (8,525) (11,430) (10,593) (31,730) (26,172) Gain on sale of loans and leases 7 973 (485) 106 683 601 1,791 (Loss) gain on securities - - 89 4,752 (272) 4,841 5,359 Gain on sale of owned office building - - - 1,570 - 1,570 - Accelerated discount accretion resulting from payoffs of acquired loans 11,421 4,501 15,290 7,655 1,434 38,867 4,393 Adjusted net revenues 200,618 $ 207,101 $ 194,643 $ 88,053 $ 86,080 $ 690,415 $ 316,586 $ Base efficiency ratio (1) 44.5% 46.6% 84.5% 56.1% 85.5% 58.0% 76.4% Adjusted efficiency ratio (2) 42.3% 43.4% 43.1% 57.1% 58.1% 44.7% 60.6% (1) Noninterest expense divided by net revenues (2) Adjusted noninterest expense divided by adjusted net revenues Three Months Ended Year Ended

Tangible Common Equity Non-GAAP Measurements Tangible common equity divided by tangible assets Tangible common equity divided by shares outstanding December 31, September 30, June 30, March 31, December 31, Tangible Common Equity Ratio 2014 2014 2014 2014 2013 (Dollars in thousands) PacWest Bancorp Consolidated: Stockholders' equity 3,506,425 $ 3,478,246 $ 3,437,932 $ 833,702 $ 809,093 $ Less: Intangible assets 1,737,683 1,740,951 1,745,584 224,627 225,991 Tangible common equity 1,768,742 $ 1,737,295 $ 1,692,348 $ 609,075 $ 583,102 $ Total assets 16,234,800 $ 15,938,345 $ 15,684,866 $ 6,517,853 $ 6,533,363 $ Less: Intangible assets 1,737,683 1,740,951 1,745,584 224,627 225,991 Tangible assets 14,497,117 $ 14,197,394 $ 13,939,282 $ 6,293,226 $ 6,307,372 $ Equity to assets ratio 21.60% 21.82% 21.92% 12.79% 12.38% Tangible common equity ratio (1) 12.20% 12.24% 12.14% 9.68% 9.24% Book value per share 34.04 $ 33.76 $ 33.37 $ 18.21 $ 17.66 $ Tangible book value per share (2) 17.17 $ 16.86 $ 16.43 $ 13.31 $ 12.73 $ Shares outstanding 103,022,017 103,027,830 103,033,449 45,777,580 45,822,834 Pacific Western Bank: Stockholders' equity 3,379,074 $ 3,357,138 $ 3,298,908 $ 910,644 $ 911,200 $ Less: Intangible assets 1,737,682 1,740,951 1,745,584 224,627 225,991 Tangible common equity 1,641,392 $ 1,616,187 $ 1,553,324 $ 686,017 $ 685,209 $ Total assets 15,995,914 $ 15,675,486 $ 15,376,440 $ 6,507,288 $ 6,523,742 $ Less: Intangible assets 1,737,682 1,740,951 1,745,584 224,627 225,991 Tangible assets 14,258,232 $ 13,934,535 $ 13,630,856 $ 6,282,661 $ 6,297,751 $ Equity to assets ratio 21.12% 21.42% 21.45% 13.99% 13.97% Tangible common equity ratio 11.51% 11.60% 11.40% 10.92% 10.88%

Adjusted Net Earnings and Profitability Metrics Non-GAAP Measurements Adjusted Net Earnings December 31, September 30, June 30, March 31, December 31, December 31, and Related Ratios 2014 2014 2014 2014 2013 2014 2013 (Dollars in thousands) Reported net earnings 70,999 $ 62,271 $ 10,555 $ 25,080 $ 3,109 $ 168,905 $ 45,115 $ Less: Tax benefit on discontinued operations (47) (3) (476) (588) (240) (1,114) (258) Add: Tax expense on continuing operations 42,226 42,205 14,846 14,576 9,135 113,853 30,003 Reported pre-tax earnings 113,178 104,473 24,925 39,068 12,004 281,644 74,860 Add: Acquisition, integration, reorganization and severance costs 7,381 5,193 86,242 2,200 16,673 101,016 40,812 Less: FDIC loss sharing expense, net (4,360) (7,415) (8,525) (11,430) (10,593) (31,730) (26,172) Gain on sale of loans and leases 7 973 (485) 106 683 601 1,791 (Loss) gain on securities - - 89 4,752 (272) 4,841 5,359 Covered OREO (expense) income, net (176) (452) 185 1,615 594 1,172 1,833 Gain on sale of owned office building - - - 1,570 - 1,570 - Adjusted pre-tax earnings before accelerated discount accretion 125,088 116,560 119,903 44,655 38,265 406,206 132,861 Less: Accelerated discount accretion resulting from payoffs of acquired loans 11,421 4,501 15,290 7,655 1,434 38,867 4,393 Adjusted pre-tax earnings 113,667 112,059 104,613 37,000 36,831 367,339 128,468 Tax expense (1) (45,467) (44,824) (41,845) (14,800) (14,622) (146,936) (51,002) Adjusted net earnings 68,200 $ 67,235 $ 62,768 $ 22,200 $ 22,209 $ 220,403 $ 77,466 $ Average assets 15,892,761 $ 15,716,539 $ 15,037,101 $ 6,513,376 $ 6,632,730 $ 13,322,388 $ 6,116,853 $ Average stockholders' equity 3,500,291 $ 3,465,119 $ 3,233,018 $ 820,248 $ 818,935 $ 2,763,726 $ 718,920 $ Less: Average intangible assets 1,739,977 1,744,542 1,638,267 225,294 233,628 1,342,286 172,096 Average tangible common equity 1,760,314 $ 1,720,577 $ 1,594,751 $ 594,954 $ 585,307 $ 1,421,440 $ 546,824 $ Annualized return on average assets (2) 1.77% 1.57% 0.28% 1.56% 0.19% 1.27% 0.74% Annualized adjusted return on average assets (3) 1.70% 1.70% 1.67% 1.38% 1.33% 1.65% 1.27% Annualized return on average equity (4) 8.05% 7.13% 1.31% 12.40% 1.51% 6.11% 6.28% Annualized adjusted return on average equity (5) 7.73% 7.70% 7.79% 10.98% 10.76% 7.97% 10.78% Annualized return on average tangible equity (6) 16.00% 14.36% 2.65% 17.10% 2.11% 11.88% 8.25% Annualized adjusted return on average tangible equity (7) 15.37% 15.50% 15.79% 15.13% 15.05% 15.51% 14.17% (1) Effective tax rates of 40.0% in 2014 periods and 39.7% in 2013 periods. (2) Annualized net earnings divided by average assets (3) Annualized adjusted net earnings divided by average assets (4) Annualized net earnings divided by average stockholders' equity (5) Annualized adjusted net earnings divided by average stockholders' equity (6) Annualized net earnings divided by average tangible common equity (7) Annualized adjusted net earnings divided by average tangible common equity Three Months Ended Year Ended

[LOGO]